Investor Presentation

Russia's leading alternative telecoms operator Modern telecom service to corporate customers, mobile operators, high-end residential and carriers in Russia and the CIS Russia's largest pan-national Internet service provider Objective: To solidify and extend our position as the leading facilities-based provider of integrated telecommunications and Internet services to businesses in Russia and key markets in the CIS

Corporate History Russian operations commenced in 1991 GTI's initial public offering on NASDAQ in 1999 Alfa Bank purchased 44% stake in 2001 from GTS (other significant shareholders listed at end) GTI acquired from Rostelecom the 50% of Sovintel (market leading Moscow alternative operator) that we did not own in 2002 GTI acquired Comincom/Combellga (major alternative operator) from Telenor in 2003

Sources of Revenue Consumer Internet services Mobile services Business and Corporate services Carrier and Mobile Operator services Data for period ended September 30, 2003

Financial snapshot Share price ( as of close January 31, 2004) $29.30 Shares outstanding (December 31, 2004) 35,948,094 Market capitalization $1.05 billion US$ million 12 months ended December 31, 2001 12 months ended December 31, 2002 Nine months ended September 30, 2003 Revenue 140.0 198.7 249.2 Operating income (45.3) 31.4 52.9 Net income (39.0) 29.8 37.2 Cash flow from Operations 24.4 50.8 63.1 EBITDA1 27.4 61.4 85.0 Long-term debt and capital lease obligations as of end of the period presented: 10.7 29.7 4.8

EBITDA reconciliation US$ million 12 months ended December 31, 2001 12 months ended December 31, 2002 Nine months ended September 30, 2003 EBITDA1 27.4 61.4 85.0 Depreciation and amortization 41.4 30.0 32.1 Impairment charge 31.3 - - Operating Income (loss) (45.3) 31.4 52.9 Equity in earnings of ventures 8.2 4.4 - Foreign currency loss 0.6 1.2 - Interest income (expense), net 0.7 (0.7) (0.9) Minority interest (0.1) (0.5) (0.3) Total other income (expense ) 8.2 2.0 (1.2) Income (loss) before income taxes (37.1) 33.4 51.7 Income taxes 1.9 4.6 14.5 Income (loss) before cumulative effect of a change in accounting principle (39.0) 28.8 37.2 Cumulative effect of a change in accounting principle - 1.0 - Net Income (loss) (39.0) 29.8 37.2

Business and Corporate Services Western multinationals and financial services, Russian corporate and financial services. No potential customer in Moscow is more than 300 m from our network Core market - high end real estate Estimated to be growing at 10% p.a. Extra growth from expansion into small and medium-sized enterprise (SME) and small office/home office (SOHO) markets Regional growth - Moscow clients, especially consumer sector, are expanding to the regions 2002 Business and Corporate services revenues by customer Business and Corporate Services revenues, US$ million

Carrier and Operator Services Numbering capacity and termination for mobile operators, mainly termination for non-mobile operators Lower margin business which generates revenue from capacity not needed for Business and Corporate services Growth area: building regional networks for mobile operators, as in St Petersburg and Pskov 2002 Carrier Services revenues by customer Carrier and Operator Services revenues, US$ million

Growth Strategy Pursue consolidation opportunities Increase market share by offering bundled voice and data services Extend leading position in data and Internet markets Reduce operating costs and satisfy capacity needs through network planning Focus operating activities and capex in major metropolitan areas Selective acquisitions to improve and expand our service offerings and maintain operational control Unified service platform offering turnkey solutions with a full range of services - a one-stop shop Increasing the number of access points to satisfy growing demand for data and Internet services Owning our local exchange and customer access networks Selective investment in fiber optic cables on high capacity routes to reduce costs and meet increases in demand Focus on cities with strong local economies and on businesses that complement our current operations

Significant Acquisitions Date of Closing Price Sovintel September 2002 US$56 million plus 15% of post-deal shares Sibchallenge August 2003 US$15 million Comincom/Combellga December 2003 19.5% of post-deal shares

Comincom/Combellga Golden Telecom Comincom/ Combellga Numbering capacity 365,000 379,117a Fiber-optic cable used (kilometers) 2200 1051 Revenue, nine months ended 9/30/2003, US$ million 249.2 76.4 Net income, nine months ending 9/30/2003, US$ million 37.2 9.6 a. Includes 55,417 for Combellga in Moscow, 323,700 for Comincom in regions

Comparing Financials Nine months ended September 30, 2003, US $ million Golden Telecom Comincom Pro Forma adjustments Pro Forma combined Revenue 249.2 76.4 (3.2) 322.4 Depreciation and amortization 32.1 10.3 1.1 43.5 Income from Operations 52.9 16.6 (2.2) 67.3 Net income 37.2 9.6 (1.7) 45.1

GTI Operating margins US$ million Revenue Three months ended, September 30, 2002 Three months ended, December 31, 2002 Three months ended, March, 31 2003 Three months ended, June 30, 2003 Three months ended, September 30, 2003 Business and Corporate Services $20.3 $39.3 $39.0 $43.6 $46.7 Carrier and Operator Services 18.3 28.3 29.8 26.8 32.9 Consumer Internet Services 5.2 6.2 7.1 7.2 7.2 Mobile Services 3.3 3.1 3.2 3.6 3.6 Corporate and Eliminations (0.8) (0.1) (0.7) (0.5) (0.3) Total Consolidated Revenue $46.3 $76.8 $78.4 $80.7 $90.1 Operating Income Business and Corporate Services $1.6 $9.4 $10.6 $13.5 $12.5 Carrier and Operator Services 6.9 6.7 7.2 4.9 6.9 Consumer Internet Services (1.3) (0.9) (0.5) (0.5) (0.8) Mobile Services 1.2 0.8 1.1 1.6 1.7 Corporate and Eliminations (1.7) (1.7) (1.2) (2.0) (2.0) Total Consolidated Operating Income $6.7 $14.3 $17.2 $17.5 $18.3 Operating Margin % 14.5% 18.6% 21.9% 21.7% 20.3% Business and Corporate Services 7.9% 23.9% 27.2% 31.0% 26.8% Carrier and Operator Services 37.7% 23.7% 24.2% 18.3% 21.0% Consumer Internet Services -25.0% -14.5% -7.0% -6.9% -11.1% Mobile Services 36.4% 25.8% 34.4% 44.4% 47.2%

Conservative balance sheet Cash flow from operations has exceeded capital expenditure in all three quarters of 2003 Funding requirements to be met from cash flow from operations, or from proceeds of possible additional equity and debt offerings that we may conduct, or debt financing facilities As of December 31, As of September 30 2000 2001 2002 2003 Cash and cash equivalents 57.9 37.4 48.3 54.9 Total assets 348.5 300.4 435.8 479.0 Total debt, including current portion 12.7 13.2 33.1 1.9 Shareholders' equity 283.2 220.8 307.5 366.5 Debt / shareholders' equity 4% 6% 11% 0.5% Debt / total assets 4% 4% 8% 0.4% US$ million

Shareholders As of December 31, 2003

Important information EBITDA is defined as operating income plus depreciation and amortization. This measure is not defined by generally accepted accounting principles (GAAP) and is a measure of a company performance commonly used in the telecommunications industry, but should not be construed as an alternative to operating income/(loss) determined in accordance with GAAP as an indicator of operating performance or as an alternative to cash from operating activities determined in accordance with GAAP as a measure of liquidity. A reconciliation of EBITDA to net income is included in the presentation. About Golden Telecom (www.goldentelecom.com) Golden Telecom, Inc., NASDAQ: "GLDN" is a leading facilities-based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the CIS. The Company offers voice, data and Internet services to corporations, operators and consumers using its metropolitan overlay networks in major cities including Moscow, Kiev, St. Petersburg, Nizhny Novgorod and Krasnoyarsk and via intercity fiber optic and satellite-based networks - including 150 combined access points in Russia and other countries of the CIS. The Company offers mobile services in Kiev and Odessa. Certain statements contained in this presentation as described above or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements. Such statements include our expected growth and plans to expand our operations. It is important to note that such statements involve risks and uncertainties, which may cause results to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, our ability to attract new customers and our ability to implement our growth strategy, political, economic and regulatory developments in Russia, Ukraine and Kazakhstan, and increasing competition that may limit growth opportunities. All forward looking statements are made as of January 31, 2004 and GTI disclaims any duty to update such statements. Additional information concerning the factors that could cause actual results to differ materially from those projected in the forward looking statements is contained in the GTI's annual report on Form 10-K for the year ended December 31, 2002, quarterly reports on Form 10-Q, and current reports on Form 8-K filed in 2003 with the U.S. Securities and Exchange Commission ("SEC") and other filings with the SEC made in 2003. Copies of these filings may be obtained by contacting GTI or the SEC.